




APPLE HOSPITALITY REIT

INVESTOR PRESENTATION

NOVEMBER 2017 • NYSE: APLE





FORWARD-LOOKING STATEMENTS

Certain statements made in this presentation are forward-looking statements. These forward-looking statements include statements regarding our intent, belief or current expectations and are based on various assumptions. These statements involve substantial risks and uncertainties. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. Forward-looking statements may include, but are not limited to, statements regarding net asset value and potential trading prices. Words such as "anticipates," "believes," "expects," "estimates," "projects," "plans," "intends," "may," "will," "would," "outlook," "strategy," and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or outcomes may differ materially from those contemplated by the forward-looking statement. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or reverse any forward-looking statement to reflect changed assumptions or the occurrence of unanticipated events or changes to future operating results, unless required to do so by law. Factors that might cause such differences include, but are not limited to, the ability of Apple Hospitality REIT, Inc. (the "Company," "Apple Hospitality," "Apple" or "APLE") to effectively acquire and dispose of properties; the ability of Apple Hospitality to successfully integrate recent and pending transactions and implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the real estate and real estate capital markets; financing risks; the outcome of current and future litigation; regulatory proceedings or inquiries; changes in laws or regulations or interpretations of current laws and regulations that impact Apple Hospitality's business, assets or classification as a real estate investment trust; or other risks detailed in filings made by Apple Hospitality with the Securities and Exchange Commission ("SEC"). Although Apple Hospitality believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by Apple Hospitality or any other person that the results or conditions described in such statements or the objectives and plans of Apple Hospitality will be achieved.

Cover photos: Hilton Garden Inn, Tucson, AZ; SpringHill Suites, Burbank, CA; Hampton Inn & Suites, Cedar Rapids, IA; Fairfield Inn & Suites, Chandler, AZ; Residence Inn, Portland, ME; Courtyard, Miami, FL; Hilton Garden Inn, Birmingham, AL

APPLE HOSPITALITY REIT


4 FT 0 IN

Homewood Suites, Denton, TX

COMPANY PROFILE

34
STATES

88
MARKETS

238
HOTELS

30,187
GUESTROOMS

99%
SELECT-SERVICE

4 years
AVERAGE EFFECTIVE AGE

24%
TOTAL DEBT/
TOTAL CAPITALIZATION

$4.2 Billion
EQUITY MARKET CAP

Note: Hotel portfolio statistics as of October 31, 2017. Market categorization is based on STR designation. Average Effective Age calculated as of September 30, 2017 and represents years since hotels were built or last renovated. Total debt/total capitalization calculation based on total debt outstanding at September 30, 2017 divided by total debt outstanding at September 30, 2017 plus equity market capitalization (Equity Market Cap) based on the Company's closing share price of $18.91 and outstanding common shares on September 30, 2017.

EQUITY MARKET CAPITALIZATION ($ in billions)


Upscale/Select-Service Focus
Upper Upscale/Full-Service Focus
Apple Hospitality Upscale/Select-Service Focus
$13.7
$5.9
$4.2
$3.8
$3.6
$3.3
$2.5
$2.2
$2.2
$1.7
$1.6
$0.8
$0.8
$0.6
HST
PK
APLE
RLJ
SHO
LHO
PEB
XHR
DRH
INN
CHSP
CLDT
HT
AHT

Largest select-service public lodging REIT with a sharp focus on upscale hotels

Source: S&P Global Market Intelligence as of September 30, 2017.

PROVEN INVESTMENT STRATEGY



Concentrate on Upscale, rooms focused product

Partner with the best brands in that category



Pursue broad geographic diversification



Hire brand leading operators and enhance performance through benchmarking and asset management



Strategically reinvest in assets to establish and maintain competitive advantage

24%[1]

Debt/Capitalization

Maintain a strong, flexible balance sheet

(1) Total debt/total capitalization calculation based on total debt outstanding at September 30, 2017 divided by total debt outstanding at September 30, 2017 plus equity market capitalization based on the Company's closing share price of $18.91 and outstanding common shares on September 30, 2017.

HIGH-QUALITY PORTFOLIO

99% of APLE's Hotels are Select-Service


COURTYARD
Marriott
Courtyard, Chandler, AZ


Hilton Garden Inn, Nashville, TN


Residence Inn, Tucson, AZ


HOMEWOOD SUITES
Hilton
Homewood Suites, Miami, FL


Hampton Inn & Suites, Rosemont, IL

APPLE HOSPITALITY REIT

WHY SELECT-SERVICE HOTELS?

Less:

- Rooms to fill
- Square footage to manage
- Staff
- Maintenance
- Complex

+

More:

- Consumer demand
- Easily renovated
- Lender/buyer appeal
- Consistency in operations
- Adaptable to change

=

Resulting Operating Margins 37.5%[1]

(1) Apple Hospitality's average annual Hotel EBITDA margin for the five years ending 12/31/16.

APPLE HOSPITALITY REIT

ADVANTAGES OF A SELECT-SERVICE REIT

as Compared to a Full-Service REIT



% of Revenue
80%
60%
40%
20%
0%
High 76.7%
Low 72.4%
73.9%
62.5%
High 62.7%
Low 62.0%
2.0%
2.1%
High 12.6%
Low 8.2%
10.2%
5.9%
High 6.6%
Low 4.4%
14.2%(3)
29.6%
Operating Expense
G&A Expense
Capex
Available Cash
HST(1)
APLE(2)
6.1%
7.5%
Average Annual Return on Invested Assets
HST
APLE

Note: Graph based on average operating results for five years ending 12/31/16.
(1) HST has the largest equity market capitalization for a publicly traded REIT focused on the upper upscale/full-service sector ($13.7 billion at 9/30/2017).
(2) APLE has the largest equity market capitalization for a publicly traded REIT focused on the upscale/select-service sector ($4.2 billion at 9/30/2017).
(3) Includes ~0.4% for equity investments.

EFFICIENT HOTEL OPERATIONS

YTD 9/30/17 Hotel EBITDA Margin and RevPAR Comparison


Upscale/Select-Service Focus
Upper Upscale/Full-Service Focus
Apple Hospitality Upscale/Select-Service Focus
42%
39%
38%
35%
34%
34%
34%
33%
32%
32%
31%
31%
28%
28%
$137
$107
$119
$214
$180
$209
$126
$139
$188
$160
$184
$175
$182
$165
CLDT
APLE(1)
INN
PEB
HT
LHO
AHT
RLJ
CHSP
XHR
DRH
SHO
HST
PK
RevPAR

Higher operating margins provide a more stable cash flow stream

Source: Public company filings as of September 30, 2017.
(1) Refer to appendix for reconciliation to net income.

CONCENTRATED BRAND OWNERSHIP


HOME2 SUITES BY HILTON
HOMEWOOD SUITES BY HILTON
EMBASSY SUITES by HILTON
Hilton Garden Inn
Hampton by HILTON
Hilton
50%
MARRIOTT
50%
COURTYARD Marriott
FAIRFIELD INN & SUITES Marriott
MARRIOTT
RENAISSANCE HOTELS
Residence Inn Marriott
TOWNEPLACE SUITES MARRIOTT
SPRINGHILL SUITES MARRIOTT

With focus on Upscale Select-Service


Upscale
Upper Midscale
Upper Upscale

One of the largest owners for both Hilton® and Marriott®

Note: Statistics are based on the number of guestrooms owned by Apple Hospitality as of October 31, 2017.

WHY MARRIOTT® AND HILTON®?

RevPAR Premiums

select-service brands outperform comparable hotels across North America

Institutional Brands

foster strong resale market, financing flexibility, and investor confidence

Global Distribution

more than 11,000 hotels worldwide with locations in more than 100 countries and territories creates strong consumer awareness

Premier System Standards

drive consistent quality, award-winning service, innovative design, and modern amenities

MARRIOTT

Hilton

Effective Brand Segmentation

wide array of hospitality choices with variety of brands that appeal to broad range of travelers

Brand Channels Deliver Guests

estimated that approximately 70% of all North American bookings come directly from brand channels

Hilton HONORS

Marriott REWARDS

Strong Loyalty Programs

more than 160 million members combined account for more than 50% of North American room nights

Apple Hospitality's hotels benefit from industry leading brand affiliation

Source: Marriott and Hilton.

APPLE HOSPITALITY REIT

BENEFITS OF CONCENTRATED BRAND STRATEGY

Focus

Exclusive ownership of Hilton® & Marriott® branded hotels with concentration on efficient, rooms-focused properties

Expertise

Scale ownership within specific brands yields comparable hotel operating data to benchmark and drive performance

Influence

One of the largest owners of Hilton® & Marriott® upscale hotels with significant representation on brand advisory boards

APPLE HOSPITALITY REIT

BENEFITS OF SCALE OWNERSHIP

Largest Select-Service Public Lodging REIT

Unparalleled Access to Performance Data

- With current management of 238 hotels and more than 400 historically, unique ability to identify areas of opportunity and implement best practices
- Unique variable fee management contracts based on balanced scorecard results

Economies of Scale

- Volume purchasing discounts
- Insurance risk diversification results in favorable pricing
- Fixed cost efficiencies

Influence

- Representation on over 10 Marriott® & Hilton® advisory boards
- Access to valuable data and experience to support brand initiatives
- Scale ownership within management company portfolios



Risk Diversification

- Not dependent on concentrated number of markets
- Broad base of demand generators
- Smaller assets require fewer guests to maximize profitability

BROAD GEOGRAPHIC DIVERSIFICATION


3%
4%
6%
3%
4%
4%
3%
3%
6%
Apple Hospitality REIT owns a property in this market
Apple Hospitality REIT owns more than one property in this market

Adjusted Hotel EBITDA contribution by market type


Urban 22%
Suburban 59%
Airport 7%
Interstate 2%
Resort 5%
Small Metro 5%

Disciplined strategy of investing in urban, high-end suburban, and developing markets where diverse demand generators and proximity to guest amenities drive strong, consistent performance.

Note: Highlighted markets represent largest markets in Apple Hospitality's portfolio, based on Comparable Hotels Adjusted Hotel EBITDA contribution for the nine months ended September 30, 2017. Comparable Hotels Adjusted Hotel EBITDA contribution by market type based on the nine months ended September 30, 2017. Market categorization is based on STR designation.

MANAGEMENT COMPANIES

TOP 10 APPLE HOSPITALITY OPERATORS AS OF OCTOBER 31, 2017

Rank	Company Name	Total # of Properties(1)	% of Apple Hospitality Portfolio(2)	Apple Hospitality's % of Operator's Portfolio(2)
1	LBA	42	18%	60%
2	White Lodging	28	12%	17%
3	Dimension	24	10%	41%
4	McKibbon	18	8%	22%
5	Western	17	7%	46%
6	Marriott	14	6%	2%
7	Raymond	14	6%	41%
8	Newport	9	4%	23%
9	North Central	9	4%	31%
10	Vista Host	9	4%	24%

100% of Apple Hospitality's portfolio operated by 3rd party property managers

93% independent of brand management(2)

23 operating companies provide a platform for comparative analytics and shared best practices

21% of operators' portfolios represented by Apple Hospitality on average, excluding brands(2)

Scale within our management companies' portfolios provides for substantial influence

(1) Number of properties managed for Apple Hospitality.
(2) Calculated based on number of hotels managed by operator at September 30, 2017.

APPLE HOSPITALITY REIT

UNIQUE MANAGEMENT CONTRACT STRUCTURE

Apple Hospitality's Unique Structure

Better aligns owner and manager to maximize performance in all market environments

Variable Management Fee

2.5% - 3.5% of Revenues Based on Property's Balanced Scorecard Performance

Balanced Scorecard Metrics

- Gross operating profit vs budget
- STR market index targets
- Brand and TripAdvisor guest satisfaction scores
- Flow-through targets
- Forecast accuracy

Maintained flexibility with approximately 78% of our management contracts converted to the new structure and terminable within one year or upon sale

Industry Standard

Base Management Fee

Typically 3% of Revenues

+

Incentive Management Fee

% of Operating Profit if > a Fixed Rate of Return Based on Purchase Price

WELL-MAINTAINED PORTFOLIO

Quality Portfolio with Average Effective Age of 4 Years...[1]


8-9 Years 10%
0-7 Years 90%

Years since built or last renovated

...the Result of Consistent Reinvestment...


$139
$174
$232
$306
$377
$444
$511
2011 and prior
2012
2013
2014
2015
2016
2017 Forecast
Cumulative CapEx ($ in millions)

...Leads to Traveler Satisfaction Outperformance.



4.3 out of 5.00 weighted average TripAdvisor rating (2)

Consistent reinvestment provides for strong customer satisfaction and more predictable future capital needs

Note: Statistics based on hotels owned by the Company as of September 30, 2017, and represent periods of ownership by the Company, Apple REIT Seven, Inc., Apple REIT Eight, Inc., or Apple REIT Ten, Inc.

(1) Average Effective Age calculated as of September 30, 2017, and represents years since hotels were built or last renovated. Average actual age of hotels is 12 years.

(2) The TripAdvisor rating is based on lifetime scores for the Apple Hospitality portfolio of hotels through September 30, 2017. The TripAdvisor score for Apple Hospitality's properties for the nine months ended September 30, 2017 is 4.3.

FLEXIBLE BALANCE SHEET

Debt Composition(1)


Revolver
17%
Term Loan
50%
Property Debt
33%
UNENCUMBERED
PORTFOLIO
209 Hotels
26,083 Keys

Debt Maturity Schedule(1)(2) ($ in millions)


Hotels: 2
Keys: 180
Rate: 4.8%
Revolver
Rate: 2.8%
Hotels: 1
Keys: 130
Rate 4.1%
Term loan
Rate: 3.0%(3)
Hotels: 3
Keys: 351
Rate 6.3%
Term loan
Rate: 2.5%(3)
Hotels: 22
Keys: 3,444
Rate: 4.3%
Term loan
Rate: 3.4%(3)
$21
$217
$16
$425
$37
$50
$356
$185
2017
2018
2019
2020
2021
2022
and after

Low debt and staggered maturities facilitate agile balance sheet strategy

(1) Based on outstanding balance as of September 30, 2017, excluding unamortized fair value adjustment of assumed debt and unamortized debt issuance costs.
(2) Excludes yearly amortization.
(3) Interest rate includes effect of interest rate swaps and LIBOR rate at September 30, 2017.

INDUSTRY FUNDAMENTALS

US Hotel Forecast
% Change vs. Prior Year

	2017			2018		
	STR	CBRE	PwC	STR	CBRE	PwC
Supply	2.0%	1.9%	1.9%	2.1%	2.0%	1.9%
Demand	2.0%	2.2%	2.1%	1.9%	2.0%	1.8%
RevPAR	2.3%	2.8%	2.3%	2.3%	2.4%	2.0%

Source: STR August 2017; CBRE Hotels Hotel Horizons September – November 2017 Edition; PwC Hospitality Directions US August 2017

COMPARABLE HOTELS FINANCIAL HIGHLIGHTS

($ in thousands except statistical data)

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2017	2016	% CHANGE	2017	2016	% CHANGE
RevPAR	$109.77	$108.32	1.3%	$107.10	$106.20	0.8%
Revenue	$321,858	$316,947	1.5%	$935,162	$922,766	1.3%
Adjusted Hotel EBITDA	$125,094	$123,399	1.4%	$360,078	$364,251	(1.1%)
Adjusted Hotel EBITDA Margin	38.9%	38.9%	-	38.5%	39.5%	(100 bps)

Note: Comparable Hotels is defined as the 236 hotels owned and held for use by the Company as of September 30, 2017. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions and assets held for sale, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Refer to appendix for reconciliation to net income.

CORPORATE GOVERNANCE

Aligns with Shareholders

- Audit, Compensation and Corporate Governance Committees are independent
- Regular executive sessions of independent directors
- Required resignation of an incumbent director not receiving majority of votes cast in election
- 80% of executive target compensation is incentive based
- Required share ownership of:
  - 5 times salary for CEO,
  - 3 times salary for other executive officers, and
  - 2 times cash compensation for directors
- Opted out of Virginia law requiring super majority vote for specified transactions

Board of Directors with Effective Experience

Glade M. Knight – Executive Chairman
Founder, Apple Hospitality REIT; Former Chairman/CEO, Cornerstone Realty NYSE:TCR

Justin G. Knight – Director
President & Chief Executive Officer, Apple Hospitality REIT

Glenn W. Bunting – Director
President, GB Corporation

Jon A. Fosheim – Director
Co-founder, Green Street Advisors

Bruce H. Matson – Director
Chief Legal Officer, LeClairRyan

Daryl A. Nickel – Director
Former Executive Vice President Lodging Development, Marriott® International

L. Hugh Redd – Director
Former Senior Vice President & Chief Financial Officer, General Dynamics

INVESTMENT SUMMARY

Focused on Performance

- Management team with extensive transaction and operations experience
- Strong regional and national operators
- Analytical data driven approach to drive property level results
- Scale to negotiate attractive national contracts

Structured to Reduce Risk

- Exclusively invested in Marriott® and Hilton® branded hotels which benefit from strong reservation systems and loyalty programs
- Focused on Upscale category where simple operations yield high margins
- Broad geographic diversification reduces portfolio volatility
- Well-maintained portfolio with average effective age of 4 years
- Low debt provides security through cycles

Opportunity for Growth

- Continued growth in US economy
- Occupancy above prior peak in many markets
- Opportunity to grow rate and maximize bottom line performance
- Balance sheet strength enables management to pursue accretive transactions

Management is focused on generating strong risk adjusted returns over time

APPLE HOSPITALITY REIT

APPENDIX


Residence Inn Marriott
Residence Inn Marriott
Residence Inn, Salt Lake City, UT

APPLE HOSPITALITY REIT

COMPANY OVERVIEW

ENTITY	Apple Hospitality REIT, Inc.
EXCHANGE: TICKER	NYSE: APLE
DIVIDEND YIELD at 9/30/2017	6.3% yield, annual rate of $1.20 per share, paid monthly
AVERAGE TRADING VOLUME TTM 9/30/17	1.1 Million shares per day
EQUITY MARKET CAP at 9/30/2017	$4.2 Billion
NET DEBT at 9/30/2017	$1.3 Billion
TOTAL CAPITALIZATION at 9/30/2017	$5.5 Billion
REAL ESTATE PORTFOLIO at 10/31/2017	238 hotels, 30,187 rooms, exclusively Marriott® and Hilton® brands
GEOGRAPHIC DIVERSIFICATION at 10/31/2017	34 states, 88 Markets
2016 COMPARABLE HOTELS REVENUE(1)	$1.2 Billion
2016 COMPARABLE HOTELS ADJUSTED HOTEL EBITDA MARGIN(1)	38.5%
2016 CAPEX(2)	$67 Million
MANAGEMENT TEAM	More than 15 years average industry experience
EXECUTIVE TARGET COMPENSATION STRUCTURE	80% executive target compensation incentive based

(1) See following pages for reconciliation to actual revenue and net income.
(2) Includes capital expenditures for Apple REIT Ten, Inc. prior to merger on September 1, 2016.

MANAGEMENT TEAM WITH DEEP INDUSTRY EXPERIENCE OVER MULTIPLE HOTEL CYCLES

- Average executive tenure with the Apple REIT Companies is more than 15 years
- Established and operated 8 public hospitality REITs
- Raised and invested approximately $7 billion in hotel assets
- Purchased over 400 hotels
- Managed over $700 million in CapEx and renovation spending
- Sold 4 REITs in 3 transactions totaling $2.7 billion
- Merged 3 REITs and listed Company on NYSE
- Completed $1.3 billion Apple REIT Ten merger
- Representation on over 10 Marriott® & Hilton® advisory boards, numerous brand advisory committees and leadership role in American Hotel & Lodging Association

APPLE HOSPITALITY REIT

HISTORY OF APPLE REIT BRAND OWNERSHIP

	Total Hotels Owned[1]	Current Hotel Ownership[2]
Hilton Garden Inn®	59	42
Courtyard by Marriott®	63	40
Hampton by Hilton®	52	36
Homewood Suites by Hilton®	62	34
Residence Inn by Marriott®	104	34
SpringHill Suites by Marriott®	26	17
TownePlace Suites by Marriott®	21	12
Fairfield Inn by Marriott® and Fairfield Inn & Suites by Marriott®	20	11
Home2 Suites by Hilton®	7	7
Marriott® Hotels	7	2
Embassy Suites by Hilton®	2	2
Hilton® Hotels & Resorts	1	-
Renaissance® Hotels	1	1
Total	**425**	**238**

Hotels in the United States[3]	# of hotels	# of rooms
Total Hotels United States	55,717	5,244,238
Total Hotels Upscale and Upper Midscale	14,744	1,704,246
Hilton® [4]	3,599	417,458
Marriott® (includes Starwood)	3,479	416,414
Hyatt®	330	45,571
Apple Hospitality Ownership[2]	**238**	**30,187**

Apple Hospitality owns 3% of Hilton® and Marriott® Upscale and Upper Midscale rooms in the United States

(1) Hotels owned by the various Apple REIT Companies since the first hospitality REIT in 1999.
(2) Hotels owned by Apple Hospitality as of October 31, 2017.
(3) Source: Lodging Econometrics as of September 30, 2017.
(4) Excludes Doubletree by Hilton® hotels and includes Embassy Suites by Hilton® hotels.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	September 30, 2017 (unaudited)	December 31, 2016
Assets		
Investment in real estate, net of accumulated depreciation of $686,787 and $557,597, respectively	$ 4,742,590	$ 4,823,489
Assets held for sale	40,626	39,000
Restricted cash-furniture, fixtures and other escrows	30,299	29,425
Due from third party managers, net	52,354	31,460
Other assets, net	48,018	56,509
Total Assets	$ 4,913,887	$ 4,979,883
Liabilities		
Revolving credit facility	$ 216,700	$ 270,000
Term loans	655,988	570,934
Mortgage debt	432,783	497,029
Accounts payable and other liabilities	104,467	124,856
Total Liabilities	1,409,938	1,462,819
Shareholders' Equity		
Preferred stock, authorized 30,000,000 shares; none issued and outstanding	-	-
Common stock, no par value, authorized 800,000,000 shares; issued and outstanding 223,060,840 and 222,938,648 shares, respectively	4,455,390	4,453,205
Accumulated other comprehensive income	5,218	4,589
Distributions greater than net income	(956,659)	(940,730)
Total Shareholders' Equity	3,503,949	3,517,064
Total Liabilities and Shareholders' Equity	$ 4,913,887	$ 4,979,883

Note: The Consolidated Balance Sheets and corresponding footnotes can be found in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2017.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(Unaudited) (in thousands, except per share data)

	Three Months Ended September 30, 2017	Three Months Ended September 30, 2016	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016
Revenues:				
Room	$ 302,298	$ 255,269	$ 877,974	$ 698,759
Other	22,628	21,202	71,581	59,835
Total revenue	324,926	276,471	949,555	758,594
Expenses:				
Operating	79,975	69,082	235,474	187,370
Hotel administrative	24,842	20,866	74,895	57,921
Sales and marketing	25,488	21,329	75,867	59,244
Utilities	12,036	10,543	31,982	25,862
Repair and maintenance	12,199	10,478	36,394	29,167
Franchise fees	13,974	11,834	40,611	32,212
Management fees	11,315	9,205	33,072	26,189
Property taxes, insurance and other	17,598	14,787	52,346	40,315
Ground lease	2,831	2,615	8,486	7,587
General and administrative	5,350	2,623	18,255	12,511
Transaction and litigation costs (reimbursements)	-	36,452	(2,586)	37,861
Loss on impairment of depreciable real estate assets	-	5,471	7,875	5,471
Depreciation	44,110	37,343	131,770	104,651
Total expenses	249,718	252,628	744,441	626,361
Operating income	75,208	23,843	205,114	132,233
Interest and other expense, net	(12,024)	(10,156)	(35,590)	(28,519)
Gain (loss) on sale of real estate	(157)	-	15,983	-
Income before income taxes	63,027	13,687	185,507	103,714
Income tax benefit (expense)	(203)	7	(712)	(616)
Net income	$ 62,824	$ 13,694	$ 184,795	$ 103,098
Other comprehensive income (loss):				
Interest rate derivatives	259	4,261	629	(7,934)
Comprehensive income	$ 63,083	$ 17,955	$ 185,424	$ 95,164
Basic and diluted net income per common share	$ 0.28	$ 0.07	$ 0.83	$ 0.57
Weighted average common shares outstanding - basic and diluted	223,057	190,563	223,052	180,004

Note: The Consolidated Statements of Operations and Comprehensive Income and corresponding footnotes can be found in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2017.

APPLE HOSPITALITY REIT

THE FOLLOWING TABLE RECONCILES THE COMPANY'S GAAP NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED HOTEL EBITDA ON A QUARTERLY BASIS FROM DECEMBER 31, 2015 THROUGH SEPTEMBER 30, 2017

(Unaudited) (in thousands)

	Three Months Ended							
	12/31/2015	3/31/2016	6/30/2016	9/30/2016	12/31/2016	3/31/2017	6/30/2017	9/30/2017
Net income (loss)	$ (17,792)	$ 34,686	$ 54,718	$ 13,694	$ 41,554	$ 34,365	$ 87,606	$ 62,824
Depreciation	33,244	33,484	33,824	37,343	43,512	43,767	43,893	44,110
Amortization of favorable and unfavorable leases, net	133	262	119	132	161	165	168	165
Interest and other expense, net	8,867	8,803	9,560	10,156	11,507	11,717	11,849	12,024
Income tax (benefit) expense	26	263	360	(7)	(185)	250	259	203
EBITDA	24,478	77,498	98,581	61,318	96,549	90,264	143,775	119,326
Transaction and litigation costs (reimbursements)	(710)	293	1,116	36,452	(2,872)	-	(2,586)	-
(Gain) Loss on sale of real estate	72	-	-	-	153	-	(16,140)	157
Loss on impairment of depreciable real estate assets	45,000	-	-	5,471	-	7,875	-	-
Non-cash straight-line ground lease expense	819	819	817	843	940	939	938	917
Adjusted EBITDA	$ 69,659	$ 78,610	$ 100,514	$ 104,084	$ 94,770	$ 99,078	$ 125,987	$ 120,400
General and administrative expense	5,131	4,828	5,060	2,623	4,521	6,754	6,151	5,350
Adjusted Hotel EBITDA	$ 74,790	$ 83,438	$ 105,574	$ 106,707	$ 99,291	$ 105,832	$ 132,138	$ 125,750

THE FOLLOWING TABLE RECONCILES THE COMPANY'S GAAP NET INCOME TO FFO AND MFFO FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2017 AND 2016

(Unaudited) (in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2017	2016	2017	2016
Net income	$ 62,824	$ 13,694	$ 184,795	$ 103,098
Depreciation of real estate owned	43,880	37,114	131,081	103,962
(Gain) loss on sale of real estate	157	-	(15,983)	-
Loss on impairment of depreciable real estate assets	-	5,471	7,875	5,471
Amortization of favorable and unfavorable leases, net	165	132	498	513
Funds from operations	107,026	56,411	308,266	213,044
Transaction and litigation costs (reimbursements)	-	36,452	(2,586)	37,861
Non-cash straight-line ground lease expense	917	843	2,794	2,479
Modified funds from operations	$ 107,943	$ 93,706	$ 308,474	$ 253,384

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC.
COMPARABLE HOTELS OPERATING METRICS AND STATISTICAL DATA
(Unaudited) (in thousands except statistical data)

	Three Months Ended September 30, 2017	Three Months Ended September 30, 2016	% Change	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016	% Change
Room revenue	$ 299,987	$ 294,296	1.9%	$ 867,213	$ 855,115	1.4%
Other revenue	21,871	22,651	(3.4%)	67,949	67,651	0.4%
Total revenue	321,858	316,947	1.5%	935,162	922,766	1.3%
Total operating expenses	196,764	193,548	1.7%	575,084	558,515	3.0%
Adjusted Hotel EBITDA	$ 125,094	$ 123,399	1.4%	$ 360,078	$ 364,251	(1.1%)
Adjusted Hotel EBITDA Margin %	38.9%	38.9%	-	38.5%	39.5%	(100 bps)
ADR (Comparable Hotels)	$ 136.83	$ 134.79	1.5%	$ 135.84	$ 134.88	0.7%
Occupancy (Comparable Hotels)	80.2%	80.4%	(0.2%)	78.8%	78.7%	0.1%
RevPAR (Comparable Hotels)	$ 109.77	$ 108.32	1.3%	$ 107.10	$ 106.20	0.8%
ADR (Actual)	$ 136.73	$ 136.04	0.5%	$ 135.97	$ 135.88	0.1%
Occupancy (Actual)	80.0%	80.2%	(0.2%)	78.7%	78.9%	(0.3%)
RevPAR (Actual)	$ 109.45	$ 109.07	0.3%	$ 106.96	$ 107.18	(0.2%)

Reconciliation to Actual Results

	Three Months 2017	Three Months 2016	Nine Months 2017	Nine Months 2016
Total Revenue (Actual)	$ 324,926	$ 276,471	$ 949,555	$ 758,594
Revenue from acquisitions prior to ownership	-	49,452	-	191,165
Revenue from dispositions/assets held for sale	(3,017)	(8,929)	(14,248)	(26,996)
Lease revenue intangible amortization	(51)	(47)	(145)	3
Comparable Hotels Total Revenue	$ 321,858	$ 316,947	$ 935,162	$ 922,766
Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$ 125,750	$ 106,707	$ 363,720	$ 295,719
AHEBITDA from acquisitions prior to ownership	-	18,985	-	75,552
AHEBITDA from dispositions/assets held for sale	(656)	(2,293)	(3,642)	(7,020)
Comparable Hotels AHEBITDA	$ 125,094	$ 123,399	$ 360,078	$ 364,251

Note: Comparable Hotels is defined as the 236 hotels owned and held for use by the Company as of September 30, 2017. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions and assets held for sale, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Reconciliation of Net Income to Non-GAAP financial measures is included in prior pages.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC.
COMPARABLE HOTELS QUARTERLY OPERATING METRICS AND STATISTICAL DATA
(Unaudited) (in thousands except statistical data)

	Three Months Ended							
	12/31/2015	3/31/2016	6/30/2016	9/30/2016	12/31/2016	3/31/2017	6/30/2017	9/30/2017
Room revenue	$ 244,192	$ 260,563	$ 300,256	$ 294,296	$ 251,554	$ 264,521	$ 302,705	$ 299,987
Other revenue	22,583	21,431	23,569	22,651	22,588	21,670	24,408	21,871
Total revenue	266,775	281,994	323,825	316,947	274,142	286,191	327,113	321,858
Total operating expenses	171,683	175,794	189,173	193,548	177,017	182,066	196,254	196,764
Adjusted Hotel EBITDA	$ 95,092	$ 106,200	$ 134,652	$ 123,399	$ 97,125	$ 104,125	$ 130,859	$ 125,094
Adjusted Hotel EBITDA Margin %	35.6%	37.7%	41.6%	38.9%	35.4%	36.4%	40.0%	38.9%
ADR (Comparable Hotels)	$ 126.57	$ 132.62	$ 136.99	$ 134.79	$ 127.68	$ 133.00	$ 137.41	$ 136.83
Occupancy (Comparable Hotels)	71.8%	73.8%	82.0%	80.4%	72.5%	74.6%	81.6%	80.2%
RevPAR (Comparable Hotels)	$ 90.85	$ 97.89	$ 112.34	$ 108.32	$ 92.58	$ 99.25	$ 112.15	$ 109.77
ADR (Actual)	$ 127.04	$ 133.16	$ 138.16	$ 136.04	$ 127.81	$ 133.39	$ 137.56	$ 136.73
Occupancy (Actual)	71.9%	74.1%	82.2%	80.2%	72.4%	74.4%	81.5%	80.0%
RevPAR (Actual)	$ 91.36	$ 98.66	$ 113.59	$ 109.07	$ 92.52	$ 99.27	$ 112.10	$ 109.45
Reconciliation to Actual Results								
Total Revenue (Actual)	$ 213,033	$ 224,487	$ 257,636	$ 276,471	$ 282,431	$ 292,925	$ 331,704	$ 324,926
Revenue from acquisitions prior to ownership	62,799	65,479	76,234	49,452	-	-	-	-
Revenue from dispositions/assets held for sale	(9,024)	(8,069)	(9,998)	(8,929)	(8,242)	(6,687)	(4,544)	(3,017)
Lease revenue intangible amortization	(33)	97	(47)	(47)	(47)	(47)	(47)	(51)
Comparable Hotels Total Revenue	$ 266,775	$ 281,994	$ 323,825	$ 316,947	$ 274,142	$ 286,191	$ 327,113	$ 321,858
Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$ 74,790	$ 83,438	$ 105,574	$ 106,707	$ 99,291	$ 105,832	$ 132,138	$ 125,750
AHEBITDA from acquisitions prior to ownership	22,825	24,494	32,073	18,985	-	-	-	-
AHEBITDA from dispositions/assets held for sale	(2,523)	(1,732)	(2,995)	(2,293)	(2,166)	(1,707)	(1,279)	(656)
Comparable Hotels AHEBITDA	$ 95,092	$ 106,200	$ 134,652	$ 123,399	$ 97,125	$ 104,125	$ 130,859	$ 125,094

Note: Comparable Hotels is defined as the 236 hotels owned and held for use by the Company as of September 30, 2017. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions and assets held for sale, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Reconciliation of Net Income to Non-GAAP financial measures is included in prior pages.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC.
SAME STORE HOTELS OPERATING METRICS AND STATISTICAL DATA
(Unaudited) (in thousands except statistical data)

	Three Months Ended September 30, 2017	Three Months Ended September 30, 2016	% Change	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016	% Change
Room revenue	$ 230,819	$ 227,863	1.3%	$ 665,311	$ 662,984	0.4%
Other revenue	17,069	17,896	(4.6%)	53,692	53,789	(0.2%)
Total revenue	247,888	245,759	0.9%	719,003	716,773	0.3%
Total operating expenses	152,069	150,336	1.2%	444,179	435,212	2.1%
Adjusted Hotel EBITDA	$ 95,819	$ 95,423	0.4%	$ 274,824	$ 281,561	(2.4%)
Adjusted Hotel EBITDA Margin %	38.7%	38.8%	(10 bps)	38.2%	39.3%	(110 bps)
ADR (Same Store Hotels)	$ 138.86	$ 136.60	1.7%	$ 137.09	$ 136.09	0.7%
Occupancy (Same Store Hotels)	80.2%	80.5%	(0.4%)	79.0%	79.0%	-
RevPAR (Same Store Hotels)	$ 111.42	$ 110.02	1.3%	$ 108.23	$ 107.49	0.7%
ADR (Actual)	$ 136.73	$ 136.04	0.5%	$ 135.97	$ 135.88	0.1%
Occupancy (Actual)	80.0%	80.2%	(0.2%)	78.7%	78.9%	(0.3%)
RevPAR (Actual)	$ 109.45	$ 109.07	0.3%	$ 106.96	$ 107.18	(0.2%)
Reconciliation to Actual Results						
Total Revenue (Actual)	$ 324,926	$ 276,471		$ 949,555	$ 758,594	
Revenue from acquisitions	(73,970)	(23,880)		(216,159)	(23,880)	
Revenue from dispositions/assets held for sale	(3,017)	(6,785)		(14,248)	(17,944)	
Lease revenue intangible amortization	(51)	(47)		(145)	3	
Same Store Hotels Total Revenue	$ 247,888	$ 245,759		$ 719,003	$ 716,773	
Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$ 125,750	$ 106,707		$ 363,720	$ 295,719	
AHEBITDA from acquisitions	(29,275)	(9,490)		(85,254)	(9,490)	
AHEBITDA from dispositions/assets held for sale	(656)	(1,794)		(3,642)	(4,668)	
Same Store Hotels AHEBITDA	$ 95,819	$ 95,423		$ 274,824	$ 281,561	

Note: Same Store Hotels is defined as the 177 hotels owned and held for use by the Company as of January 1, 2016 and during the entirety of the periods being compared. This information has not been audited. Reconciliation of Net Income to Non-GAAP financial measures is included in prior pages.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC.
SAME STORE HOTELS QUARTERLY OPERATING METRICS AND STATISTICAL DATA
(Unaudited) (in thousands except statistical data)

	Three Months Ended						
	3/31/2016	6/30/2016	9/30/2016	12/31/2016	3/31/2017	6/30/2017	9/30/2017
Room revenue	$ 202,285	$ 232,836	$ 227,863	$ 193,850	$ 202,007	$ 232,485	$ 230,819
Other revenue	17,156	18,737	17,896	18,361	17,243	19,380	17,069
Total revenue	219,441	251,573	245,759	212,211	219,250	251,865	247,888
Total operating expenses	137,197	147,679	150,336	137,389	140,244	151,866	152,069
Adjusted Hotel EBITDA	$ 82,244	$ 103,894	$ 95,423	$ 74,822	$ 79,006	$ 99,999	$ 95,819
Adjusted Hotel EBITDA Margin %	37.5%	41.3%	38.8%	35.3%	36.0%	39.7%	38.7%
ADR (Same Store Hotels)	$ 133.16	$ 138.23	$ 136.60	$ 128.69	$ 133.43	$ 138.65	$ 138.86
Occupancy (Same Store Hotels)	74.2%	82.2%	80.5%	72.7%	74.7%	81.8%	80.2%
RevPAR (Same Store Hotels)	$ 98.75	$ 113.66	$ 110.02	$ 93.60	$ 99.70	$ 113.45	$ 111.42
ADR (Actual)	$ 133.16	$ 138.16	$ 136.04	$ 127.81	$ 133.39	$ 137.56	$ 136.73
Occupancy (Actual)	74.1%	82.2%	80.2%	72.4%	74.4%	81.5%	80.0%
RevPAR (Actual)	$ 98.66	$ 113.59	$ 109.07	$ 92.52	$ 99.27	$ 112.10	$ 109.45
Reconciliation to Actual Results							
Total Revenue (Actual)	$ 224,487	$ 257,636	$ 276,471	$ 282,431	$ 292,925	$ 331,704	$ 324,926
Revenue from acquisitions	-	-	(23,880)	(61,931)	(66,941)	(75,248)	(73,970)
Revenue from dispositions/assets held for sale	(5,143)	(6,016)	(6,785)	(8,242)	(6,687)	(4,544)	(3,017)
Lease revenue intangible amortization	97	(47)	(47)	(47)	(47)	(47)	(51)
Same Store Hotels Total Revenue	$ 219,441	$ 251,573	$ 245,759	$ 212,211	$ 219,250	$ 251,865	$ 247,888
Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$ 83,438	$ 105,574	$ 106,707	$ 99,291	$ 105,832	$ 132,138	$ 125,750
AHEBITDA from acquisitions	-	-	(9,490)	(22,303)	(25,119)	(30,860)	(29,275)
AHEBITDA from dispositions/assets held for sale	(1,194)	(1,680)	(1,794)	(2,166)	(1,707)	(1,279)	(656)
Same Store Hotels AHEBITDA	$ 82,244	$ 103,894	$ 95,423	$ 74,822	$ 79,006	$ 99,999	$ 95,819

Note: Same Store Hotels is defined as the 177 hotels owned and held for use by the Company as of January 1, 2016 and during the entirety of the periods being compared. This information has not been audited. Reconciliation of Net Income to Non-GAAP financial measures is included in prior pages.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS TOP 20 MARKETS(1)
THREE MONTHS ENDED SEPTEMBER 30 (Unaudited)

Top 20 Markets		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q3 2017	Q3 2016	% Change	Q3 2017	Q3 2016	% Change	Q3 2017	Q3 2016	% Change	Q3 2017
Top 20 Markets											
Los Angeles/Long Beach, CA	8	92.3%	89.9%	2.7%	$178.54	$177.40	0.6%	$164.71	$159.40	3.3%	6.4%
San Diego, CA	7	85.0%	83.8%	1.4%	$167.32	$159.99	4.6%	$142.29	$134.11	6.1%	6.1%
Chicago, IL	8	82.3%	82.6%	(0.3)%	$130.81	$132.40	(1.2)%	$107.71	$109.35	(1.5)%	4.5%
Seattle, WA	3	92.7%	91.8%	1.0%	$235.39	$235.24	0.1%	$218.14	$215.89	1.0%	4.4%
Anaheim/Santa Ana, CA	6	87.9%	87.9%	0.1%	$153.03	$152.97	0.0%	$134.56	$134.38	0.1%	3.9%
Nashville, TN	5	87.4%	87.6%	(0.3)%	$171.96	$168.21	2.2%	$150.30	$147.40	2.0%	3.9%
Norfolk/Virginia Beach, VA	4	88.1%	89.5%	(1.6)%	$193.86	$194.64	(0.4)%	$170.72	$174.11	(1.9)%	3.3%
Dallas, TX	9	73.9%	78.8%	(6.3)%	$118.44	$118.21	0.2%	$87.48	$93.20	(6.1)%	2.6%
Denver, CO	3	88.8%	90.4%	(1.8)%	$162.14	$163.86	(1.1)%	$144.02	$148.20	(2.8)%	2.5%
North Carolina East	5	85.6%	82.4%	3.9%	$136.32	$130.87	4.2%	$116.64	$107.81	8.2%	2.4%
Richmond/Petersburg, VA	4	75.5%	72.8%	3.7%	$146.37	$143.74	1.8%	$110.50	$104.63	5.6%	2.3%
Austin, TX	7	75.9%	77.8%	(2.5)%	$118.75	$119.09	(0.3)%	$90.11	$92.66	(2.7)%	2.1%
Houston, TX	6	67.6%	60.2%	12.3%	$124.77	$117.90	5.8%	$84.36	$70.96	18.9%	1.9%
Omaha, NE	4	76.6%	82.1%	(6.6)%	$131.91	$132.01	(0.1)%	$101.08	$108.36	(6.7)%	1.8%
Oklahoma City, OK	4	79.9%	81.1%	(1.5)%	$130.46	$136.95	(4.7)%	$104.20	$111.10	(6.2)%	1.8%
Idaho	2	85.4%	86.6%	(1.3)%	$131.48	$125.42	4.8%	$112.30	$108.57	3.4%	1.7%
Boston, MA	4	83.6%	85.6%	(2.4)%	$136.82	$133.04	2.8%	$114.32	$113.94	0.3%	1.7%
Indiana North	3	81.2%	82.8%	(2.0)%	$152.68	$146.42	4.3%	$123.98	$121.29	2.2%	1.6%
Washington, DC-MD-VA	4	84.6%	83.3%	1.5%	$123.55	$124.18	(0.5)%	$104.52	$103.49	1.0%	1.6%
Kansas City, MO-KS	5	83.4%	81.1%	2.9%	$122.75	$120.66	1.7%	$102.42	$97.80	4.7%	1.6%
Top 20 Markets	**101**	**82.5%**	**82.4%**	**0.1%**	**$148.22**	**$146.48**	**1.2%**	**$122.22**	**$120.69**	**1.3%**	**58.1%**
All Other Markets	**135**	**78.2%**	**78.5%**	**(0.4)%**	**$125.77**	**$123.37**	**1.9%**	**$98.31**	**$96.80**	**1.6%**	**41.9%**
Total Portfolio	**236**	**80.2%**	**80.4%**	**(0.2)%**	**$136.83**	**$134.79**	**1.5%**	**$109.77**	**$108.32**	**1.3%**	**100.0%**

(1) Based on Comparable Hotels Adjusted Hotel EBITDA contribution.

Note: Comparable Hotels is defined as the 236 hotels owned and held for use by the Company as of September 30, 2017. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions and assets held for sale, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Market categorization is based on STR designation.

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS TOP 20 MARKETS[1]
NINE MONTHS ENDED SEPTEMBER 30 (Unaudited)

Top 20 Markets		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2017	YTD 2016	% Change	YTD 2017	YTD 2016	% Change	YTD 2017	YTD 2016	% Change	YTD 2017
Top 20 Markets											
Los Angeles/Long Beach, CA	8	90.8%	91.9%	(1.2)%	$170.40	$180.15	(5.4)%	$154.67	$165.53	(6.6)%	6.1%
San Diego, CA	7	83.3%	79.6%	4.6%	$157.38	$151.80	3.7%	$131.03	$120.80	8.5%	5.6%
Anaheim/Santa Ana, CA	6	86.5%	86.3%	0.3%	$149.01	$146.48	1.7%	$128.92	$126.39	2.0%	3.9%
Nashville, TN	5	83.5%	87.5%	(4.6)%	$172.27	$169.79	1.5%	$143.82	$148.64	(3.2)%	3.8%
Chicago, IL	8	75.2%	74.7%	0.6%	$127.33	$129.28	(1.5)%	$95.74	$96.59	(0.9)%	3.8%
Seattle, WA	3	85.9%	85.2%	0.8%	$207.94	$198.78	4.6%	$178.63	$169.36	5.5%	3.4%
Dallas, TX	9	75.7%	80.0%	(5.3)%	$121.01	$120.80	0.2%	$91.65	$96.63	(5.2)%	3.1%
Phoenix, AZ	8	72.8%	72.4%	0.6%	$124.13	$120.75	2.8%	$90.36	$87.38	3.4%	3.0%
Richmond/Petersburg, VA	4	76.2%	72.4%	5.2%	$149.10	$145.79	2.3%	$113.64	$105.62	7.6%	2.9%
Austin, TX	7	76.5%	80.1%	(4.6)%	$126.93	$129.77	(2.2)%	$97.05	$103.98	(6.7)%	2.4%
Denver, CO	3	82.3%	80.4%	2.3%	$156.27	$155.65	0.4%	$128.57	$125.20	2.7%	2.2%
Omaha, NE	4	75.5%	77.9%	(3.1)%	$139.49	$142.16	(1.9)%	$105.31	$110.72	(4.9)%	2.1%
North Carolina East	5	81.6%	80.9%	0.8%	$123.79	$119.73	3.4%	$100.98	$96.88	4.2%	2.0%
Norfolk/Virginia Beach, VA	4	79.1%	76.9%	2.9%	$153.05	$154.62	(1.0)%	$121.08	$118.83	1.9%	2.0%
Oklahoma City, OK	4	79.1%	80.4%	(1.6)%	$134.50	$138.18	(2.7)%	$106.36	$111.03	(4.2)%	1.9%
Washington, DC-MD-VA	4	79.7%	80.6%	(1.1)%	$133.02	$132.12	0.7%	$106.03	$106.50	(0.4)%	1.8%
Houston, TX	6	66.1%	62.7%	5.4%	$123.00	$126.58	(2.8)%	$81.33	$79.41	2.4%	1.7%
Idaho	2	83.1%	82.3%	0.9%	$129.39	$125.49	3.1%	$107.51	$103.33	4.0%	1.7%
Fort Worth/Arlington, TX	5	73.9%	81.4%	(9.2)%	$130.11	$123.57	5.3%	$96.17	$100.58	(4.4)%	1.7%
Miami/Hialeah, FL	3	88.1%	89.8%	(2.0)%	$146.53	$154.57	(5.2)%	$129.02	$138.86	(7.1)%	1.6%
Top 20 Markets	**105**	**79.3%**	**79.7%**	**(0.4)%**	**$143.28**	**$143.11**	**0.1%**	**$113.64**	**$113.99**	**(0.3)%**	**56.7%**
All Other Markets	**131**	**78.4%**	**77.8%**	**0.7%**	**$128.27**	**$126.38**	**1.5%**	**$100.52**	**$98.35**	**2.2%**	**43.3%**
Total Portfolio	**236**	**78.8%**	**78.7%**	**0.1%**	**$135.84**	**$134.88**	**0.7%**	**$107.10**	**$106.20**	**0.8%**	**100.0%**

(1) Based on Comparable Hotels Adjusted Hotel EBITDA contribution.

Note: Comparable Hotels is defined as the 236 hotels owned and held for use by the Company as of September 30, 2017. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions and assets held for sale, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Market categorization is based on STR designation.

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS BY REGION
THREE MONTHS ENDED SEPTEMBER 30 (Unaudited)

Region		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q3 2017	Q3 2016	% Change	Q3 2017	Q3 2016	% Change	Q3 2017	Q3 2016	% Change	Q3 2017
STR Region											
East North Central	15	81.8%	82.1%	(0.3)%	$134.04	$134.31	(0.2)%	$109.69	$110.26	(0.5)%	7.9%
East South Central	29	78.9%	79.5%	(0.7)%	$129.36	$127.38	1.6%	$102.12	$101.23	0.9%	9.3%
Middle Atlantic	12	82.4%	83.5%	(1.3)%	$161.66	$164.81	(1.9)%	$133.24	$137.61	(3.2)%	4.4%
Mountain	19	75.0%	76.6%	(2.0)%	$120.50	$117.29	2.7%	$90.36	$89.80	0.6%	7.1%
New England	4	83.6%	85.6%	(2.4)%	$136.82	$133.04	2.8%	$114.32	$113.94	0.3%	1.7%
Pacific	32	89.3%	88.1%	1.4%	$176.25	$172.89	1.9%	$157.43	$152.33	3.3%	25.9%
South Atlantic	62	81.0%	79.6%	1.7%	$127.82	$124.86	2.4%	$103.49	$99.44	4.1%	23.8%
West North Central	17	80.9%	81.0%	(0.0)%	$128.82	$126.64	1.7%	$104.27	$102.54	1.7%	6.4%
West South Central	46	73.0%	74.8%	(2.4)%	$119.68	$118.75	0.8%	$87.40	$88.85	(1.6)%	13.5%
Total Portfolio	**236**	**80.2%**	**80.4%**	**(0.2)%**	**$136.83**	**$134.79**	**1.5%**	**$109.77**	**$108.32**	**1.3%**	**100.0%**

Note: Comparable Hotels is defined as the 236 hotels owned and held for use by the Company as of September 30, 2017. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions and assets held for sale, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Region categorization is based on STR designation.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS BY REGION
NINE MONTHS ENDED SEPTEMBER 30 (Unaudited)

Region	# of Hotels	Occupancy YTD 2017	Occupancy YTD 2016	Occupancy % Change	ADR YTD 2017	ADR YTD 2016	ADR % Change	RevPAR YTD 2017	RevPAR YTD 2016	RevPAR % Change	% of Adjusted Hotel EBITDA YTD 2017
STR Region											
East North Central	15	75.5%	75.2%	0.4%	$129.12	$129.82	(0.5)%	$97.52	$97.64	(0.1)%	6.7%
East South Central	29	78.3%	78.5%	(0.2)%	$128.15	$127.46	0.5%	$100.32	$100.02	0.3%	9.1%
Middle Atlantic	12	78.1%	77.7%	0.4%	$156.27	$161.82	(3.4)%	$122.01	$125.79	(3.0)%	3.7%
Mountain	19	77.9%	77.8%	0.2%	$128.57	$123.84	3.8%	$100.19	$96.31	4.0%	8.9%
New England	4	76.2%	80.3%	(5.1)%	$132.99	$130.72	1.7%	$101.40	$105.03	(3.5)%	1.4%
Pacific	32	86.7%	85.3%	1.7%	$165.98	$164.60	0.8%	$143.88	$140.33	2.5%	23.6%
South Atlantic	62	80.3%	79.3%	1.3%	$130.27	$128.18	1.6%	$104.61	$101.60	3.0%	25.5%
West North Central	17	77.3%	75.9%	1.8%	$127.86	$128.02	(0.1)%	$98.84	$97.21	1.7%	6.2%
West South Central	46	73.5%	75.9%	(3.2)%	$122.79	$123.02	(0.2)%	$90.24	$93.36	(3.3)%	14.9%
Total Portfolio	**236**	**78.8%**	**78.7%**	**0.1%**	**$135.84**	**$134.88**	**0.7%**	**$107.10**	**$106.20**	**0.8%**	**100.0%**

Note: Comparable Hotels is defined as the 236 hotels owned and held for use by the Company as of September 30, 2017. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions and assets held for sale, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Region categorization is based on STR designation.

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS BY CHAIN SCALE
THREE MONTHS ENDED SEPTEMBER 30 (Unaudited)

Chain Scale/Brand	# of Hotels	Occupancy Q3 2017	Occupancy Q3 2016	Occupancy % Change	ADR Q3 2017	ADR Q3 2016	ADR % Change	RevPAR Q3 2017	RevPAR Q3 2016	RevPAR % Change	% of Adjusted Hotel EBITDA Q3 2017
Upscale											
Courtyard	40	77.2%	76.0%	1.6%	$146.56	$146.48	0.1%	$113.09	$111.28	1.6%	21.3%
Hilton Garden Inn	42	78.2%	80.9%	(3.3)%	$133.70	$132.26	1.1%	$104.60	$106.95	(2.2)%	18.2%
Homewood Suites	34	84.5%	83.3%	1.5%	$133.21	$130.80	1.8%	$112.60	$108.94	3.4%	12.6%
Residence Inn	32	83.6%	83.3%	0.3%	$153.74	$150.86	1.9%	$128.50	$125.69	2.2%	16.4%
SpringHill Suites	17	80.9%	82.5%	(1.9)%	$120.99	$118.40	2.2%	$97.83	$97.63	0.2%	6.5%
Upscale Total	**165**	**80.3%**	**80.7%**	**(0.4)%**	**$139.13**	**$137.30**	**1.3%**	**$111.76**	**$110.75**	**0.9%**	**75.0%**
Upper Midscale											
Fairfield Inn/Fairfield Inn & Suites	11	79.2%	80.1%	(1.0)%	$118.79	$116.24	2.2%	$94.13	$93.07	1.1%	3.4%
Hampton Inn/Hampton Inn & Suites	36	81.0%	81.2%	(0.3)%	$128.73	$126.43	1.8%	$104.24	$102.64	1.6%	13.6%
Home2 Suites	7	83.4%	82.6%	0.9%	$127.26	$123.65	2.9%	$106.09	$102.14	3.9%	2.5%
TownePlace Suites	12	77.1%	76.5%	0.7%	$105.02	$100.34	4.7%	$80.93	$76.80	5.4%	2.9%
Upper Midscale Total	**66**	**80.3%**	**80.4%**	**(0.1)%**	**$123.34**	**$120.52**	**2.3%**	**$99.02**	**$96.88**	**2.2%**	**22.4%**
Upper Upscale											
Embassy Suites	2	92.0%	88.2%	4.3%	$193.11	$198.80	(2.9)%	$177.65	$175.36	1.3%	1.7%
Marriott	2	63.9%	62.0%	3.0%	$147.58	$143.21	3.1%	$94.34	$88.84	6.2%	1.3%
Renaissance	1	98.0%	91.5%	7.1%	$251.78	$262.08	(3.9)%	$246.80	$239.93	2.9%	(0.4)%
Upper Upscale Total	**5**	**77.9%**	**74.6%**	**4.3%**	**$186.18**	**$187.76**	**(0.8)%**	**$144.98**	**$140.13**	**3.5%**	**2.6%**
Total Portfolio	**236**	**80.2%**	**80.4%**	**(0.2)%**	**$136.83**	**$134.79**	**1.5%**	**$109.77**	**$108.32**	**1.3%**	**100.0%**

Note: Comparable Hotels is defined as the 236 hotels owned and held for use by the Company as of September 30, 2017. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions and assets held for sale, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Chain scale categorization is based on STR designation.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS BY CHAIN SCALE
NINE MONTHS ENDED SEPTEMBER 30 (Unaudited)

Chain Scale/Brand		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2017	YTD 2016	% Change	YTD 2017	YTD 2016	% Change	YTD 2017	YTD 2016	% Change	YTD 2017
Upscale											
Courtyard	40	75.6%	75.0%	0.8%	$142.01	$143.55	(1.1)%	$107.32	$107.61	(0.3)%	20.2%
Hilton Garden Inn	42	77.0%	78.4%	(1.8)%	$134.79	$133.47	1.0%	$103.75	$104.66	(0.9)%	18.8%
Homewood Suites	34	83.1%	82.7%	0.5%	$136.83	$135.79	0.8%	$113.72	$112.25	1.3%	13.2%
Residence Inn	32	81.9%	81.4%	0.6%	$148.24	$146.13	1.4%	$121.39	$119.00	2.0%	15.7%
SpringHill Suites	17	79.1%	78.8%	0.3%	$121.37	$119.71	1.4%	$95.96	$94.36	1.7%	6.7%
Upscale Total	**165**	**78.8%**	**78.9%**	**(0.1)%**	**$138.01**	**$137.22**	**0.6%**	**$108.78**	**$108.24**	**0.5%**	**74.6%**
Upper Midscale											
Fairfield Inn/Fairfield Inn & Suites	11	79.8%	79.3%	0.6%	$119.72	$117.94	1.5%	$95.53	$93.58	2.1%	3.6%
Hampton Inn/Hampton Inn & Suites	36	78.8%	79.0%	(0.2)%	$129.54	$128.65	0.7%	$102.11	$101.58	0.5%	13.6%
Home2 Suites	7	83.5%	84.6%	(1.2)%	$126.36	$122.66	3.0%	$105.55	$103.75	1.7%	2.5%
TownePlace Suites	12	77.1%	77.1%	0.1%	$105.34	$101.02	4.3%	$81.25	$77.86	4.4%	3.1%
Upper Midscale Total	**66**	**79.1%**	**79.2%**	**(0.0)%**	**$123.83**	**$122.00**	**1.5%**	**$98.00**	**$96.58**	**1.5%**	**22.8%**
Upper Upscale											
Embassy Suites	2	88.2%	83.5%	5.7%	$177.96	$180.14	(1.2)%	$156.98	$150.34	4.4%	1.5%
Marriott	2	66.4%	63.9%	3.9%	$149.36	$148.56	0.5%	$99.16	$94.97	4.4%	1.8%
Renaissance	1	92.8%	86.2%	7.6%	$236.33	$253.64	(6.8)%	$219.23	$218.60	0.3%	(0.7)%
Upper Upscale Total	**5**	**77.2%**	**73.4%**	**5.2%**	**$177.28**	**$180.80**	**(1.9)%**	**$136.88**	**$132.65**	**3.2%**	**2.6%**
Total Portfolio	**236**	**78.8%**	**78.7%**	**0.1%**	**$135.84**	**$134.88**	**0.7%**	**$107.10**	**$106.20**	**0.8%**	**100.0%**

Note: Comparable Hotels is defined as the 236 hotels owned and held for use by the Company as of September 30, 2017. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions and assets held for sale, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Chain scale categorization is based on STR designation.

DEFINITIONS

Non-GAAP Financial Measures

The Company considers the following non-GAAP financial measures useful to investors as key supplemental measures of its operating performance: Funds from Operations ("FFO"); Modified FFO ("MFFO"); Earnings before Interest, Income Taxes, Depreciation and Amortization ("EBITDA"); Adjusted EBITDA ("Adjusted EBITDA"); and Adjusted Hotel EBITDA ("Adjusted Hotel EBITDA"). These non-GAAP financial measures should be considered along with, but not as alternatives to, net income, cash flow from operations, or any other operating GAAP measure. FFO, MFFO, EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA are not necessarily indicative of funds available to fund the Company's cash needs, including its ability to make cash distributions. Although FFO, MFFO, EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA, as calculated by the Company, may not be comparable to FFO, MFFO, EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA, as reported by other companies that do not define such terms exactly as the Company defines such terms, the Company believes these supplemental measures are useful to investors when comparing the Company's results between periods and with other REITs.

EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA

EBITDA is a commonly used measure of performance in many industries and is defined as net income (loss) excluding interest, income taxes, depreciation and amortization. The Company believes EBITDA is useful to investors because it helps the Company and its investors evaluate the ongoing operating performance of the Company by removing the impact of its capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization). In addition, certain covenants included in the agreements governing the Company's indebtedness use EBITDA, as defined in the specific credit agreement, as a measure of financial compliance.

The Company considers the exclusion or inclusion of certain additional items from EBITDA (Adjusted EBITDA) useful, including (i) the exclusion of transaction and litigation costs (reimbursements), gains or losses from sales of real estate, and the loss on impairment of depreciable real estate assets as these items do not represent ongoing operations, and (ii) the exclusion of non-cash straight-line ground lease expense as this expense does not reflect the underlying performance of the related hotels.

The Company further excludes actual corporate-level general and administrative expense for the Company from Adjusted EBITDA (Adjusted Hotel EBITDA) to isolate property-level operational performance over which the Company's hotel operators have direct control. The Company believes Adjusted Hotel EBITDA provides useful supplemental information to investors regarding operating performance, and is used by management to measure the performance of the Company's hotels and effectiveness of the operators of the hotels.

DEFINITIONS (CONTINUED)

FFO and MFFO

The Company calculates and presents FFO in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income (loss) (computed in accordance with generally accepted accounting principles ("GAAP")), excluding gains or losses from sales of real estate, extraordinary items as defined by GAAP, the cumulative effect of changes in accounting principles, plus real estate related depreciation, amortization and impairments, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company's operations. The Company further believes that by excluding the effects of these items, FFO is useful to investors in comparing its operating performance between periods and between REITs that report FFO using the NAREIT definition. FFO as presented by the Company is applicable only to its common shareholders, but does not represent an amount that accrues directly to common shareholders.

The Company further adjusts FFO (MFFO) for certain additional items that are not in NAREIT's definition of FFO, including: (i) the exclusion of transaction and litigation costs (reimbursements) as these costs do not represent ongoing operations and (ii) the exclusion of non-cash straight-line ground lease expense as this expense does not reflect the underlying performance of the related hotels. The Company presents MFFO when evaluating its performance because it believes that it provides further useful supplemental information to investors regarding its ongoing operating performance.

TRADEMARK INFORMATION

"Courtyard by Marriott®," "Fairfield Inn by Marriott®," "Fairfield Inn & Suites by Marriott®," "Marriott® Hotels," "Renaissance® Hotels," "Residence Inn by Marriott®," "SpringHill Suites by Marriott®," and "TownePlace Suites by Marriott®" are each a registered trademark of Marriott International, Inc. or one of its affiliates. All references to "Marriott®" mean Marriott International, Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Marriott® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Marriott®'s relationship with Apple Hospitality REIT, Inc. or otherwise. Marriott® was not involved in any way, whether as an "issuer" or "underwriter" or otherwise, in any Apple Hospitality REIT offering and received no proceeds from the offering. Marriott® has not expressed any approval or disapproval regarding this presentation, and the grant by Marriott® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Marriott® has not assumed and shall not have any liability in connection with this presentation.

"Embassy Suites by Hilton®," "Hampton by Hilton®," "Hilton® Hotels & Resorts," "Hilton Garden Inn®," "Home2 Suites by Hilton®," and "Homewood Suites by Hilton®" are each a registered trademark of Hilton Worldwide Holdings Inc. or one of its affiliates. All references to "Hilton®" mean Hilton Worldwide Holdings Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hilton® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Hilton®'s relationship with Apple Hospitality REIT, Inc., or otherwise. Hilton® was not involved in any way, whether as an "issuer" or "underwriter" or otherwise, in any Apple Hospitality REIT offering and received no proceeds from the offering. Hilton® has not expressed any approval or disapproval regarding this presentation, and the grant by Hilton® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Hilton® has not assumed and shall not have any liability in connection with this presentation.

CONTACT INFORMATION

814 East Main Street
Richmond, VA 23219

(804) 344-8121

www.applehospitalityreit.com